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                                                                    EXHIBIT 23.1



                                                          [ARTHUR ANDERSEN LOGO]


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports (and to all references to our Firm) in this Registration Statement File No. 333-33038 on Form S-8.


/s/ ARTHUR ANDERSEN LLP
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ARTHUR ANDERSEN LLP


June 13, 2000
Los Angeles, California